Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of TransDigm Group Incorporated (the “Company”) for the period ended March 28, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terrance M. Paradie, Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Date: May 5, 2015

/s/ Terrance M. Paradie
Name:	Terrance M. Paradie
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)